UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          July 18, 2013 (July 18, 2013)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-49669                  30 0658859
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
    (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 8.01 OTHER EVENTS

Janney Montgomery Scott LLC ("Janney") has been advised by the The Depository Trust & Clearing Corporation that Amincor, Inc. shares, CUSIP numbers 03153A106 and 03153A205 are now fully eligible for deposit.

Amincor, Inc. shareholders who wish to set up trading accounts are encouraged to contact Janney directly to facilitate the process.

Janney's contact information is as follows:

Janney Montgomery Scott LLC
Attention: Matthew Corrado
575 Lexington Avenue
15th Floor
New York, NY 10022
Toll Free: (888) 567 -1575
Phone: (212) 829-3833
MCorrado@janney.com

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMINCOR, INC.

Date: July 18, 2013

                                          By: /s/ John R. Rice, III
                                              ----------------------------------
                                              John R. Rice, III
                                              President

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